Exhibit 24

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of December 2001.

/s/ Sindi McGovern	/s/ Harvey C. Eads, Jr.
Witness	Harvey C. Eads, Jr. Director

/s/ Kimberly Gale
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 17th day of December 2001 by Harvey C. Eads, Jr., Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.
/s/ Patricia A. Strange
Notary Public

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of December 2001.

/s/ John Sottile	/s/ John P. Fazzini
Witness	John P. Fazzini
Director

/s/ Sindi McGovern
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 17th day of December 2001 by John P. Fazzini, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Patricia A. Strange
Notary Public

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of December 2001.

/s/ Sindi McGovern	/s/ Danforth E. Leitner
Witness	Danforth E. Leitner
Director

/s/ Kimberly Gale
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 17th day of December 2001 by Danforth E. Leitner, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.
/s/ Patricia A. Strange
Notary Public

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 17th day of December 2001.

/s/ Sindi McGovern	/s/ Al Marino
Witness	Al Marino
Director

/s/ Kimberly Gale
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 17th day of December 2001 by Al Marino, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Patricia A. Strange
Notary Public

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of March 2002.

/s/ Merrilee Chichy	/s/ Thomas E. Dewey, Jr.
Witness	Thomas E. Dewey, Jr.
Director

/s/ Rosemary Ramirez
Witness

State of New York
County of

The foregoing instrument was acknowledged before me this 12th day of March 2002 by Thomas E. Dewey, Jr., Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.
/s/ Eleanor A. Gilhooley
Notary Public